                                                                  EXHIBIT 10.11

                      CALIFORNIA COMMUNITY BANCSHARES, INC.
                      -------------------------------------

                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------

                                TABLE OF CONTENTS



SECTION                                                                                                       PAGE
-------                                                                                                       ----


 1.  Nature of the Plan..........................................................................................1
 2.  Definitions.................................................................................................1
 3.  Eligibility and Participation...............................................................................6
 4.  Employer Contributions......................................................................................8
 5.  Investment of Trust Assets..................................................................................9
 6.  Allocations to Participants' Accounts......................................................................10
 7.  Limitation on Annual Additions.............................................................................12
 8.  Voting Company Stock.......................................................................................13
 9.  Disclosure to Participants.................................................................................14
10.  Vesting and Forfeitures....................................................................................15
11.  Credited Service and Break in Service......................................................................18
12.  Distribution of Capital Accumulation.......................................................................19
13.  No Assignment of Benefits..................................................................................22
14.  Administration.............................................................................................23
15.  Claims Procedure...........................................................................................27
16.  Limitation on Participants' Rights.........................................................................28
17.  Future of the Plan.........................................................................................28
18.  "Top-Heavy" Contingency Provisions.........................................................................30
19.  Governing Law..............................................................................................31
20.  Execution..................................................................................................31


                      CALIFORNIA COMMUNITY BANCSHARES, INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN



Section 1.  NATURE OF THE PLAN.

         The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of California Community Bancshares, Inc. (the "Company") and to provide Participants with an opportunity to accumulate capital for their future economic security.
         The Plan, hereby adopted effective as of December 31, 1999, is a profit sharing plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and an "eligible individual account plan" under Section 407(d)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
         All Trust Assets held under the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and the related Trust Agreement. The Plan is administered by the Company and an Administrative Committee (the "Committee") for the exclusive benefit of Participants (and their Beneficiaries).

Section 2.  DEFINITIONS.

         In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine or neuter gender shall be deemed to include the other, the terms "he," "his" and "him" shall refer to a Participant, and the capitalized terms shall have the following meanings:




         Account ................................    One of two accounts
                                                     maintained to record the
                                                     interest of a Participant
                                                     under the Plan.  See Section 6.

         Affiliate ..............................    Any corporation which is a
                                                     member of a controlled
                                                     group of corporations
                                                     (within the meaning of
                                                     Section 414(b) of the Code)
                                                     of which the Company is
                                                     also a member or any trade
                                                     or business (whether or not
                                                     incorporated) which is
                                                     under common control with
                                                     the Company (within the
                                                     meaning of Section 414(c)
                                                     of the Code).

         Allocation Date ....................        December 31st of each year
                                                     (the last day of each
                                                     Plan Year).

         Approved Absence ...................        A leave of absence from
                                                     work granted to an Employee
                                                     by an Employer under its
                                                     established leave policy,
                                                     including unpaid leave
                                                     under the Family and
                                                     Medical Leave Act of 1993.
                                                     See Section 3(c).

         Beneficiary ........................        The person (or persons)
                                                     entitled to receive any
                                                     benefit under the Plan in
                                                     the event of a
                                                     Participant's death. See
                                                     Section 12(b).

         Board of Directors .................        The Board of Directors of
                                                     the Company.

         Break in Service ...................        A Plan Year in which an
                                                     Employee is not credited
                                                     with at least 500 Hours of
                                                     Service by reason of
                                                     termination of Service. See
                                                     Section 11(b).

         Code ...............................        The Internal Revenue Code
                                                     of 1986, as amended.

         Capital Accumulation ...............        A Participant's vested,
                                                     nonforfeitable interest in
                                                     his Account. Each
                                                     Participant's Capital
                                                     Accumulation shall be
                                                     determined in accordance
                                                     with the provisions of
                                                     Section 10 and distributed
                                                     as provided in Section 12.

         Committee ..........................        The Administrative
                                                     Committee appointed by the
                                                     Board of Directors to
                                                     administer the Plan. See
                                                     Section 14.


                                      -2-


         Company...............................      California Community
                                                     Bancshares, Inc., a
                                                     Delaware corporation.

         Company Stock ........................      Shares of common stock
                                                     issued by the Company,
                                                     which shares constitute
                                                     "employer securities" under
                                                     Section 409(l)(1) of the
                                                     Code.

         Company Stock Account ................      The Account which reflects
                                                     each Participant's interest
                                                     in Company Stock held under
                                                     the Plan. See Section 6.

         Compensation .........................      The total wages and other
                                                     compensation paid to an
                                                     Employee by the Company
                                                     during each Plan Year, as
                                                     reported on the Employee's
                                                     Tax and Wage Statement
                                                     (Form W-2), including any
                                                     Elective Deferral
                                                     Contributions made on his
                                                     behalf for the Plan Year to
                                                     the 401(k) Plan and any
                                                     amounts withheld pursuant
                                                     to a "cafeteria plan" under
                                                     Section 125 of the Code,
                                                     but excluding any amount in
                                                     excess of $160,000 (as
                                                     adjusted after 1999 for
                                                     increases in the cost of
                                                     living pursuant to Section
                                                     401(a)(17) of the Code).

         Credited Service ...................        The number of Plan Years in
                                                     which an Employee is
                                                     credited with at least 500
                                                     Hours of Service. See
                                                     Section 11.

         Disability .........................        A physical or mental condition
                                                     of a Participant resulting
                                                     from bodily injury,
                                                     disease, or mental disorder
                                                     which renders him incapable
                                                     of continuing his usual and
                                                     customary employment with
                                                     his Employer. The
                                                     disability of a Participant
                                                     shall be determined by the
                                                     Company.

         Elective Deferral
         Contributions .......................       Contributions made to the
                                                     401(k) Plan by the Company
                                                     on behalf of a Participant
                                                     pursuant to his salary
                                                     deferral election.

         Employee .............................      Any individual who is
                                                     treated as a common-law
                                                     employee by an Employer;
                                                     provided, however, that an
                                                     independent contractor (or
                                                     other individual) who is
                                                     reclassified as a common
                                                     law employee on a
                                                     retroactive basis shall not
                                                     be treated as having


                                      -3-


                                                     been an Employee for
                                                     purposes of the Plan for
                                                     any period prior to the
                                                     date that he is so
                                                     reclassified. A "leased
                                                     employee" is not an
                                                     Employee for purposes of
                                                     the Plan. For this purpose,
                                                     a "leased employee," as
                                                     described in Section
                                                     414(n)(2) of the Code, is
                                                     any individual who is not
                                                     treated as a common-law
                                                     employee of an Employer and
                                                     who provides services to
                                                     the Employer if (A) such
                                                     services are provided
                                                     pursuant to an agreement
                                                     between the Employer and a
                                                     leasing organization, (B)
                                                     such individual has
                                                     performed services for the
                                                     Employer on a substantially
                                                     full-time basis for a
                                                     period of at least one
                                                     year, and (C) such services
                                                     are performed under the
                                                     primary direction or
                                                     control of the Employer.

         Employer ..............................     The Company and each
                                                     Affiliate that is
                                                     designated as an Employer
                                                     by the Board of Directors
                                                     and which adopts the Plan
                                                     for the benefit of its
                                                     employees.

         Employer Contributions ................     Payments made to the Trust
                                                     by the Company in amounts
                                                     determined by the Board of
                                                     Directors. See Section 4.

         ERISA .................................     The Employee Retirement
                                                     Income Security Act of
                                                     1974, as amended.

         Fair Market Value .....................     The fair market value of
                                                     Company Stock, as
                                                     determined for all purposes
                                                     under the Plan by reference
                                                     to prevailing market
                                                     prices; provided, however,
                                                     that if Company Stock is
                                                     not readily tradable on an
                                                     established securities
                                                     market, the Committee shall
                                                     determine fair market value
                                                     in good faith.

         Forfeiture .............................    The portion of the
                                                     Participant's Account which
                                                     does not become a part of
                                                     his Capital Accumulation
                                                     and which is forfeited
                                                     under Section 10(b).


                                      -4-


         401(k) Plan ...........................     The Placer Savings Bank
                                                     401(k) Retirement Plan, a
                                                     profit sharing plan
                                                     qualified under Section
                                                     401(a) of the Code that
                                                     includes a "cash or
                                                     deferred arrangement" under
                                                     Section 401(k) of the Code.

         Highly Compensated
         Employee .............................      An Employee who (1) was
                                                     a "5% owner" at any time
                                                     during the Plan Year or the
                                                     preceding Plan Year, or (2)
                                                     received Compensation in
                                                     excess of $80,000 in the
                                                     preceding Plan Year and, if
                                                     so elected by the Company,
                                                     was in the top-paid 20%
                                                     group of Employees for such
                                                     preceding Plan Year;
                                                     provided, however, that if
                                                     such "top-paid group"
                                                     election is made by the
                                                     Company for any Plan Year,
                                                     the "top-paid group"
                                                     election must also be
                                                     applied to all employee
                                                     benefit plans maintained by
                                                     the Company or an
                                                     Affiliate. The $80,000
                                                     amount shall be adjusted
                                                     after 1999 for increases in
                                                     the cost of living pursuant
                                                     to Section 414(q)(1) of the
                                                     Code.

         Hour of Service ........................    Each hour of Service for
                                                     which an Employee is
                                                     credited under the Plan, as
                                                     described in Section 3(d).

         Other Investments
         Account ................................    The Account which reflects
                                                     each Participant's interest
                                                     under the Plan attributable
                                                     to any Trust Assets other
                                                     than Company Stock. See
                                                     Section 6.

         Participant ............................    Any Employee or former
                                                     Employee who has met the
                                                     applicable eligibility
                                                     requirements of Section
                                                     3(a) and who has not yet
                                                     received a complete
                                                     distribution of his Capital
                                                     Accumulation.

         Plan ...................................    The California Community
                                                     Bancshares, Inc. Employee
                                                     Stock Ownership Plan, which
                                                     includes this Plan and the
                                                     related Trust Agreement.

         Plan Year ..............................    The 12-month period ending
                                                     on each Allocation Date
                                                     (and coinciding with each
                                                     calendar year), which
                                                     period shall also be the
                                                     "limitation year" for
                                                     purposes of Section 415 of
                                                     the Code.


         Retirement ............................     Termination of Service after
                                                     attaining age 65.


                                      -5-


         Service ...............................     Employment with the Company
                                                     or with any Affiliate.

         Trust .................................     The California Community
                                                     Bancshares, Inc. Employee
                                                     Stock Ownership Trust,
                                                     which is governed by the
                                                     Trust Agreement entered
                                                     into between the Company
                                                     and the Trustee.

         Trust Agreement .......................     The Agreement between the
                                                     Company and the Trustee
                                                     which specifies certain
                                                     duties of the Trustee.

         Trust Assets ..........................     The Company Stock and any
                                                     other assets held in the
                                                     Trust for the benefit of
                                                     Participants. See Section 5.

         Trustee ..............................      The Trustee or Trustees
                                                     (and any successor Trustee)
                                                     appointed by the Board of
                                                     Directors to serve as the
                                                     trustee(s) of the Trust.
                                                     See Section 14.



Section 3.  ELIGIBILITY AND PARTICIPATION.

         (a) Each eligible Employee on December 31, 1999, will become a Participant on that date if in the Plan Year ending on December 31, 1999, he completed at least six consecutive months of Service and was credited with at least 250 Hours of Service. Thereafter, each other eligible Employee shall become a Participant on December 31st of the Plan Year in which he has completed at least six consecutive months of Service and is credited with at least 250 Hours of Service.

         In the event that the terms of Service of any Employee are covered by a collective bargaining agreement, the Employee shall not be eligible to participate in the Plan unless the terms of such agreement specifically provide for participation in this Plan.

         (b) A Participant is entitled to share in the allocations of Employer Contributions and Forfeitures under Section 6(a) for each Plan Year in which he is credited with at least 500 Hours of Service and is an Employee (or on Approved Absence) on the Allocation Date. A Participant is also entitled to share in the allocations of Employer Contributions and Forfeitures for the Plan Year of his Retirement, Disability or death.

         (c) A former Participant who is reemployed by the Company shall become a Participant as of the date of his reemployment if he is then an eligible Employee. A former Employee who is reemployed by the Company and who previously satisfied the requirements described in Section 3(a) shall become a Participant as of the date of his reemployment if he is then an eligible Employee. An Employee who is on Approved Absence shall not become a Participant until the end of his Approved Absence, but a Participant who is on an Approved Absence shall continue as a Participant during the period of his Approved Absence. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         (d) HOURS OF SERVICE - For purposes of determining the Hours of Service to be credited to an Employee under the Plan, the following rules shall be applied:

                  (1) Hours of Service shall include each hour of Service for which an Employee is paid (or entitled to payment) for the performance of duties; each hour of Service for which an Employee is paid (or entitled to payment) for a period during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or paid leave of absence; and each additional hour of Service for which back pay is either awarded or agreed to (irrespective of mitigation of damages); provided, however, that not more than 501 Hours of Service shall be credited for a single continuous period during which an Employee does not perform any duties.

                  (2) The crediting of Hours of Service shall be determined in accordance with the rules set forth in paragraphs
                           (b) and (c) of Section 2530.200b-2 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification.

                  (3) Hours of Service shall not be credited to an Employee for a period during which no duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, and Hours of Service shall not be credited on account of any payment made or due an Employee solely in reimbursement of medical or medically-related expenses.



Section 4.  EMPLOYER CONTRIBUTIONS.

         (a) EMPLOYER CONTRIBUTIONS - Employer Contributions shall be paid to the Trustee for each Plan Year in such amount (or under such formula) as may be determined by the Board of Directors.

         (b) PAYMENT OF EMPLOYER CONTRIBUTIONS - Employer Contributions shall be paid to the Trustee not later than the due date (including extensions) for filing the Company's Federal income tax return for the applicable taxable year of the Company. Employer Contributions may be paid in cash and/or in shares of Company Stock, as determined by the Board of Directors. The amount of any Employer Contributions that are paid in the form of shares of Company Stock shall be valued based upon Fair Market Value on the date the shares are issued to the Trust.

         (c) ADDITIONAL PROVISIONS - Employer Contributions shall not be made in amounts which can be allocated to no Participant's Accounts by reason of the allocation limitation described in Section 7 or in amounts which are not deductible under Section 404(a) of the Code. Any Employer Contributions which are not deductible under
Section 404(a) of the Code may be returned to the Company by the Trustee (upon the direction of the Company) within one year after the deduction is disallowed or after it is determined that the deduction is not available. In the event that Employer Contributions are paid to the Trust by reason of a mistake of fact, such Employer Contributions may be returned to the Company by the Trustee (upon the direction of the Company) within one year after the payment to the Trust.

         (d) PARTICIPANT CONTRIBUTIONS - No Participant shall be required or permitted to make contributions to the Trust.

Section 5.  INVESTMENT OF TRUST ASSETS.

         (a) Trust Assets will be invested by the Trustee primarily in Company Stock in accordance with directions from the Committee. Employer Contributions (and other Trust Assets) may be used to acquire shares of Company Stock from any Company shareholder or from the Company. All purchases of Company Stock by the Trustee shall be made only as directed by the Committee and only at prices which do not exceed Fair Market Value as of the date of the purchase. The Committee may direct the Trustee to invest and hold up to 100% of the Trust Assets in Company Stock. Shares of Company Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws. The Trustee shall invest any Trust Assets that are not invested in Company Stock in such prudent investments as the Committee deems to be desirable for the Trust, or Trust Assets may be held temporarily in cash.

         (b) The Committee may direct the Trustee to sell shares of Company Stock to any person (including the Company), provided that any such sale shall be effected by the Trustee at a price not less than Fair Market Value on the date of the sale. Any decision by the Committee to direct the Trustee to sell Company Stock under this Section 5 must comply with the fiduciary duties applicable under Section 404(a)(1) of ERISA.

Section 6.  ALLOCATIONS TO PARTICIPANTS' ACCOUNTS.

         A Company Stock Account and an Other Investments Account shall be maintained to reflect the interest of each Participant under the Plan.

         COMPANY STOCK ACCOUNT - The Company Stock Account maintained for each Participant will be credited annually with his allocable share of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust as Employer Contributions, with any Forfeitures from Company Stock Accounts and with any stock dividends on Company Stock allocated to his Company Stock Account.

         OTHER INVESTMENTS ACCOUNT - The Other Investments Account maintained for each Participant will be credited annually with his allocable share of Employer Contributions that are not in the form of Company Stock, with any Forfeitures from Other Investments Accounts, with any cash dividends on Company Stock allocated to his Company Stock Account (other than currently distributed dividends) and any net income (or loss) of the Trust. Such Account will be debited for the Participant's share of any cash payments made by the Trustee for the acquisition of Company Stock.

         The allocations to Participants' Accounts for each Plan Year will be made as follows:

         (a) EMPLOYER CONTRIBUTIONS AND FORFEITURES - Employer Contributions under Section 4(a) and Forfeitures under Section 10(b) for each Plan Year will be allocated as of the Allocation Date among the Accounts of Participants so entitled under Section 3(b) in the ratio that the Compensation of each such Participant bears to the total Compensation of all such Participants, subject to the allocation limitation described in Section 7. For purposes of this Section 6(a), a Participant's Compensation shall not include any amount in excess of $50,000.

         (b) NET INCOME (OR LOSS) OF THE TRUST - The net income (or loss) of the Trust for each Plan Year will be determined as of the Allocation Date. Prior to the allocation of Employer Contributions and Forfeitures for the Plan Year, each Participant's share of any net income (or loss) will be allocated to his Other Investments Account in the ratio that the total balances of both his Accounts on the preceding Allocation Date (reduced by any distribution of Capital Accumulation from such Account during the Plan Year) bears to the sum of such Account balances for all Participants as of that date. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust Assets (other than Company Stock), interest income, dividends and other income and gains (or losses) attributable to Trust Assets (other than any dividends on Company Stock) since the preceding Allocation Date, reduced by any expenses charged to the Trust Assets for that Plan Year.

         (c) DIVIDENDS ON COMPANY STOCK - Any cash dividends received on shares of Company Stock allocated to Participants' Company Stock Accounts will be allocated to the respective Other Investments Accounts of such Participants. Any stock dividends received on Company Stock shall be credited to the Accounts to which such Company Stock was allocated.

         (d) ACCOUNTING FOR ALLOCATIONS - The Company shall establish accounting procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section 6. The Company shall maintain adequate records of the aggregate cost basis of Company Stock allocated to each Participant's Company Stock Account. From time to time, the Company may modify the accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Section 6 and the requirements of the Code and ERISA.

Section 7.  LIMITATION ON ANNUAL ADDITIONS.

         The Annual Additions for each Plan Year with respect to any Participant may not exceed the lesser of:

                  (1)      25% of his Compensation; or

                  (2) $30,000, as adjusted for increases in the cost of living pursuant to Section 415(d)(1)(C) of the Code.

For this purpose, "Annual Additions" shall be the total of the Employer Contributions and Forfeitures (including any income attributable to Forfeitures) allocated to the Accounts of a

Participant for the Plan Year plus any contributions (including Elective Deferral Contributions) or forfeitures (including any income attributable thereto) allocated to his accounts under the 401(k) Plan for the Plan Year. In determining such Annual Additions, Forfeitures of Company Stock shall be included at Fair Market Value as of the Allocation Date and Employer Contributions in the form of Company Stock shall be included at Fair Market Value as of the date such shares are issued to the Trust.

         If the aggregate amount that would be allocated to the Accounts of a Participant in the absence of these limitations would exceed the amount set forth in these limitations, the allocation of employer contributions and forfeitures under the 401(k) Plan shall be reduced prior to reducing the allocations to his accounts under this Plan. Any Forfeitures which can be allocated to no Participant's Accounts by reason of these limitations shall be credited to a "Forfeiture Suspense Account" and allocated as Forfeitures under
Section 6(a) for the next succeeding Plan Year (prior to the allocation of Employer Contributions for such succeeding Plan Year).

Section 8.  VOTING COMPANY STOCK.

         Each Participant (or Beneficiary) will be entitled to give directions to the Trustee as to the voting of shares of Company Stock allocated to his Company Stock Account on all matters presented for a vote of stockholders. Each Participant (or Beneficiary) having shares allocated to his Company Stock Account as of the record date for voting at a stockholder meeting shall be provided with the proxy statement and other materials provided to Company stockholders in connection with such meeting, together with a form upon which confidential voting directions may be given to the Trustee. The Trustee shall not disclose the voting directions of any individual Participant (or Beneficiary) to the Committee or the Company. Any allocated Company Stock with respect to which voting directions are not received from Participants (or Beneficiaries) and any shares of Company Stock which are not then allocated to Participants' Company Stock Accounts shall be voted by the Trustee in the manner directed by the Committee.

Section 9.  DISCLOSURE TO PARTICIPANTS.

         (a) SUMMARY PLAN DESCRIPTION - The Company shall furnish each Participant with a summary plan description of the Plan required by Sections 102(a)(1) and 104(b)(1) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and U.S. Department of Labor regulations thereunder.

         (b) SUMMARY ANNUAL REPORT - Within two months after the due date for the filing of the annual report/return (Form 5500) for the Plan Year with the Internal Revenue Service, the Company shall furnish each Participant with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form prescribed in regulations of the U.S. Department of Labor.

         (c) ANNUAL STATEMENT - Following each Allocation Date, the Company shall furnish each Participant with a statement reflecting the following information:

                  (1) The balances (if any) in his Accounts as of the beginning of the Plan Year.

                  (2) The amount of Employer Contributions and Forfeitures allocated to his Accounts for that Plan Year.

                  (3) The adjustments to his Accounts to reflect his share of dividends (if any) on Company Stock and any net income (or loss) of the Trust for that Plan Year.

                  (4) The new balances in his Accounts, including the number of shares of Company Stock allocated to his Company Stock Account and the Fair Market Value.

                  (5) His number of years of Credited Service and his vested percentage in his Account balances (under Sections 10 and 11) as of that Allocation Date.


         (d) ADDITIONAL DISCLOSURE - The Company shall make available for examination by any Participant copies of the Plan, the Trust Agreement and the latest annual report/return of the Plan filed (on Form 5500) with the Internal Revenue Service. Upon written request of any Participant, the Company shall furnish copies of such documents and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the U.S. Department of Labor.

Section 10.  VESTING AND FORFEITURES.

         (a)      VESTING -

                  (1) A Participant's interest in his Accounts shall become 100% vested and nonforfeitable without regard to his Credited Service if he (A) is employed by the Company or an Affiliate after he attains age 65, (B) terminates Service by reason of Disability, or (C) dies while employed by the Company or an Affiliate.

                  (2) Except as provided in Section 10(a)(1) above, a Participant's interest in his Accounts shall become vested and nonforfeitable in accordance with the following schedule:


                  Credited Service                   Nonforfeitable
                  Under Section 11                      Percentage
                  ----------------                      ----------


                  Less than Two Years                          0%

                  Two Years                                   25%

                  Three Years                                 50%

                  Four Years                                  75%

                  Five Years or More                         100%



         (b) FORFEITURES - Any portion of the final balances in a Participant's Accounts which is not vested (and does not become part of his Capital Accumulation) will become a Forfeiture as of the Allocation Date of the Plan Year in which he incurs a five-consecutive-year Break in Service or, if earlier, as of the date on which he has received a complete distribution of his Capital Accumulation. For this purpose, a Participant who is not vested in any part of his Accounts shall be deemed to have received a complete distribution of his Capital Accumulation on the date his Service terminates. Forfeitures shall first be charged against a Participant's Other Investments Account, with any balance charged against his Company Stock Account (at Fair Market Value). All Forfeitures shall be reallocated to the Accounts of remaining Participants, as provided in Section 6(a), as of the Allocation Date coinciding with or next following the date the Forfeiture occurs.

         (c) RESTORATION OF FORFEITED AMOUNTS - If a Participant who is not 100% vested is reemployed prior to the occurrence of a five-consecutive-year Break in Service, any portion of his Accounts (attributable to the prior period of Service) that was forfeited under Section 10(b) shall be restored as if there had been no Forfeiture. Such restoration shall be made out of

Forfeitures occurring in the Plan Year of reemployment. To the extent such Forfeitures are insufficient, the Company shall make a special contribution to the Participant's Accounts. Any amounts so restored to a Participant shall not constitute Annual Additions under Section 7.

         (d) VESTING UPON REEMPLOYMENT - If a Participant who is not 100% vested receives a distribution of his vested Account balances prior to the occurrence of a five-consecutive-year Break in Service and he is reemployed prior to the occurrence of such a Break in Service, the portion of his Accounts which was not vested shall be restored as provided in Section 10(c) and maintained separately until he becomes 100% vested. His vested and nonforfeitable percentage in such separate Accounts upon his subsequent termination of Service shall be equal to:


                                       X-Y
                                     ------
                                     100%-Y


For purposes of applying this formula, X is the vested percentage at the time of the subsequent termination, and Y is the vested percentage at the time of the prior termination.

Section 11.  CREDITED SERVICE AND BREAK IN SERVICE.

         (a) CREDITED SERVICE - An Employee's Credited Service shall be the number of Plan Years in which he is credited with at least 500 Hours of Service, including Service prior to December 31, 1999.

         (b) BREAK IN SERVICE - A one-year Break in Service shall occur in a Plan Year in which an Employee is not credited with at least 500 Hours of Service as a result of his termination of Service. A five-consecutive-year Break in Service shall be five consecutive one-year Breaks in Service.

         For purposes of determining whether a Break in Service has occurred, if an Employee begins a maternity/paternity absence, described in Section 411(a)(6)(E)(i) of the Code, or any unpaid leave covered under the Family and Medical Leave Act of 1993, the computation of his Hours of Service shall include the Hours of Service that would have been credited if he had not been so absent (or eight Hours of Service for each normal work day of such absence if the actual Hours of Service cannot be determined). An Employee shall be credited for such Hours of Service (up to a maximum of 501 Hours of Service) in the Plan Year in which such absence begins (if such crediting will prevent him from incurring a Break in Service in such Plan Year) or in the next following Plan Year. For purposes of this paragraph, a "maternity/paternity absence" means an Employee's absence (A) by reason of the
(i) pregnancy of the Employee, (ii) birth of a child of the Employee or (iii) placement of a child with the Employee in connection with the adoption of such child by such Employee, or (B) for purposes of caring for a child described in clause (A) for a period beginning immediately following such birth or placement.

         (c) REEMPLOYMENT - If a former Employee is reemployed after a one-year Break in Service, new Accounts shall be established to reflect his interest in the Plan attributable to Service after the Break in Service and the following special rules shall apply in determining his Credited Service:


                  (1) After he completes one Plan Year of Credited Service following reemployment, his Credited Service with respect to his new Accounts shall include his Credited Service accumulated prior to the Break in Service. However, in the case of a Participant who is reemployed after a five-consecutive-year Break in Service and who has not attained a vested interest under the Plan, Service prior to the Break in Service shall not be included in determining his Credited Service with respect to both his old and new Accounts.

                  (2) If he is reemployed after the occurrence of a five-consecutive-year Break in Service, Credited Service after such Break in Service shall not increase his vested interest in his old Accounts.

Section 12.  DISTRIBUTION OF CAPITAL ACCUMULATION.

         (a) Except as otherwise provided in Section 12(c), a Participant's Capital Accumulation will be distributed as soon as practicable following his termination of Service in a single lump sum payment. Distribution of the portion of a Participant's Capital Accumulation attributable to his Company Stock Account will be in whole shares of Company Stock (with the value of any fractional shares distributed in cash), and distribution of the portion of a Participant's Capital Accumulation attributable to his Other Investment Account will be in cash. If the value of a Participant's Capital Accumulation exceeds $5,000, no portion of his Capital Accumulation may be distributed to him without his written consent before he attains age 65.

         (b) Distribution of a Participant's Capital Accumulation will be made to the Participant if he is living, and if not, to his Beneficiary. In the event of a Participant's death, his Beneficiary shall be his surviving spouse, or if none, his estate. A Participant (with the written consent of his spouse, if any, acknowledging the effect of the consent and witnessed by a notary public or Plan representative) may designate a different Beneficiary or Beneficiaries from time to time by filing a written designation with the Company. A deceased Participant's entire Capital Accumulation shall be distributed to his Beneficiary on or before the December 31st of the calendar year that includes the fifth anniversary of his death.

         (c) Distribution of a Participant's Capital Accumulation shall commence not later than 60 days after the end of the Plan Year in which occurs the latest of (1) his 65th birthday, (2) the tenth anniversary of the date he became a Participant, or (3) his termination of Service. The distribution of the Capital Accumulation of any Participant who attains age 70" in any calendar year and either (i) has terminated Service or (ii) is a "5% owner" of Company Stock (as defined in Section 416(i)(1)(B)(i) of the Code) must commence not later than April 1st of the next calendar year and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2. If the amount of a Participant's Capital Accumulation cannot be determined (by the Company) by the date on which a distribution is to commence, or if the Participant cannot be located, distribution of his Capital Accumulation shall commence within 60 days after the date on which his Capital Accumulation can be determined or after the date on which the Company locates the Participant.

         (d) The Company shall furnish the recipient of a distribution with the tax consequences explanation required by Section 402(f) of the Code and shall comply with the withholding requirements of Section 3405 of the Code and of any applicable state law with respect to distributions from the Trust. If the Company so elects for a Plan Year, distributions to Participants may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the regulations under the Code is given; provided that no such distribution to a Participant shall be made unless (1) the Participant is informed that he has the right to a period of at least 30 days after receiving the notice to consider whether or not to consent to a distribution (or a particular distribution option) and (2) the Participant affirmatively elects to receive a distribution after receiving the notice.

         (e) If a distribution of a Participant's Capital Accumulation is neither one of a series of annual installments over a period of ten years (or more) nor the minimum amount required to be distributed pursuant to the second sentence of Section 12(c) (an "eligible rollover distribution"), the Company shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in
Section 408(a) of the Code, an individual retirement annuity described in
Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code that accepts "eligible rollover distributions." If such an "eligible rollover distribution" is to be made to the Participant's surviving spouse, the Company shall notify the surviving spouse of his right to elect to have the distribution paid directly to an "eligible retirement plan" that is either an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code. Any election under this Section 12(e) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Company in order to comply with Section 401(a)(31) of the Code. (f) If any part of a Participant's Capital Accumulation is retained in the Trust after his Service ends, his Accounts will continue to be treated as described in Section 6. However, except as provided in Section 3(b), such Accounts shall not be credited with any additional Employer Contributions and Forfeitures.

Section 13.  NO ASSIGNMENT OF BENEFITS.

         A Participant's Capital Accumulation may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, except in accordance with
(i) a"qualified domestic relations order" (as defined in Section 414(p) of the Code); (ii) a federal tax levy or collection by the Internal Revenue Service on a judgment resulting from an unpaid tax assessment; or (iii) a judgment or settlement described in Section 401(a)(13)(C) of the Code. Distributions made to an alternate payee in accordance with a qualified domestic relations order may commence prior to the date on which the Participant attains his "earliest retirement age" (as defined in Section 414(p)(4)(B) of the Code).

Section 14.  ADMINISTRATION.

         (a) The Plan will be administered by the Company and an Administrative Committee composed of one or more individuals appointed by the Board of Directors to serve at its pleasure and without compensation. The Company shall be the named fiduciary with authority to control and manage the administration of the Plan, except where the Plan otherwise delegates such responsibility to the Committee. The members of the Committee shall be the named fiduciaries with authority to invest the Trust Assets. Members of the Committee need not be Employees or Participants. Any member of the Committee may resign by giving notice, in writing, to the Board of Directors.

         Any Committee member may also serve as a Trustee of the Plan, if so designated by the Board of Directors. If the Committee members are the same individuals who serve as the Trustee, their actions will be deemed to be actions taken by either the Committee or the Trustee. In that event, any provisions of the Plan or Trust Agreement that require the Committee to give directions or instructions to the Trustee shall be deemed to be unnecessary.

         (b) COMMITTEE ACTION - Committee action will be by vote of a majority of the members at a meeting or by unanimous written consent without a meeting. A member of the Committee shall not vote on any matter relating specifically to himself.
         The Committee shall choose from its members a Chair and a Secretary. The Chair or the Secretary of the Committee shall be authorized to execute any certificate or other written direction on behalf of the Committee. The Secretary shall keep a record of the Committee's proceedings and of all dates, records and documents pertaining to the administration of the Plan.

         (c) POWERS AND DUTIES OF THE COMPANY - The Company shall have all powers necessary to enable it to administer the Plan in accordance with its provisions, including without limitation the following:


                  (1) resolving all questions relating to the eligibility of Employees to become Participants;

                  (2) determining the appropriate allocations to Participants' Accounts pursuant to Section 6;

                  (3) determining the amount of benefits payable to a Participant (or Beneficiary), and the time and manner in which such benefits are to be paid;

                  (4) authorizing and directing all disbursements of Trust Assets by the Trustee;

                  (5) establishing procedures in accordance with Section 414(p) of the Code to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders;

                  (6) engaging any administrative, legal, accounting, clerical or other services that it may deem appropriate;

                  (7) construing and interpreting the Plan and adopting rules for administration of the Plan that are consistent with the terms of the Plan documents and of ERISA and the Code;

                  (8) compiling and maintaining all records it determines to be necessary, appropriate or convenient in connection with the administration of the Plan; and

                  (9) reviewing the performance of the Committee and the Trustee with respect to the administrative duties, responsibilities and obligations of the Committee and the Trustee under the Plan and Trust Agreement.

         (d) POWERS AND DUTIES OF THE COMMITTEE - The Committee shall be responsible for directing the Trustee as to the investment of Trust Assets. The Committee may delegate to the Trustee the responsibility for investing all or any portion of the Trust Assets other than Company Stock. The Committee shall establish a funding policy and method for directing the Trustee to acquire Company Stock and for otherwise investing the Trust Assets in a manner that is consistent with the objectives of the Plan and the requirements of ERISA.

         The Company and the Committee shall perform their duties under the Plan and the Trust Agreement solely in the interests of the Participants (and their Beneficiaries). Any discretion granted to the Company or the Committee under any of the provisions of the Plan or the Trust Agreement shall be exercised only in accordance with rules and policies established by the Company or the Committee which shall be applicable on a nondiscriminatory basis. The Company and the Committee shall have sole and exclusive authority to construe, interpret and apply the terms of the Plan. All decisions and interpretations of the Company and the

Committee under this Section 14 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest possible deference permitted by law.

         (e) EXPENSES - All reasonable expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Assets. The Company may, however, pay all or any portion of such expenses directly, and payment of expenses by the Company shall not be deemed to be Employer Contributions.

         (f) INFORMATION TO BE SUBMITTED TO THE COMMITTEE - To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters as the Committee may require, and shall maintain such other records as the Committee may determine are necessary or appropriate.

         (g) INFORMATION TO BE SUBMITTED TO THE COMPANY - To enable the Company to perform its functions, the Committee and the Trustee shall supply full and timely information to the Company on all matters as the Company may require, and shall maintain other records as the Company may determine necessary or appropriate.

         (h) DELEGATION OF FIDUCIARY RESPONSIBILITY - The Company from time to time may allocate to one or more of the members of the Board of Directors and/or may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be so delegated under ERISA. Any such allocation or delegation shall be made in writing, shall be reviewed periodically by the Company and shall be terminable upon such notice as the Company in its discretion deems reasonable and proper under the circumstances.

         (i) BONDING, INSURANCE AND INDEMNITY - To the extent required under
Section 412 of ERISA, the Company shall secure fidelity bonding for the fiduciaries of the Plan.

         The Company (in its discretion) or the Trustee (as directed by the Committee) may obtain a policy or policies of insurance for the Committee (and other fiduciaries of the Plan) to cover liability or loss occurring by reason of the act or omission of a fiduciary. If such insurance is purchased with Trust Assets, the policy must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary.

         The Company hereby agrees to indemnify each member of the Committee (to the extent permitted by law) against any personal liability or expense, including reasonable attorney's fees, resulting from his service on the Committee, except such liability or expense as may result from his own willful misconduct.

         (j) NOTICES, STATEMENTS AND REPORTS - The Company shall be the "Plan Administrator" (as defined in Section 3(16)(A) of ERISA and Section 414(g) of the Code) for purposes of the reporting and disclosure requirements of ERISA and the Code. The Committee shall assist the Company, as requested, in complying with such reporting and disclosure requirements. The Company shall be the designated agent of the Plan for the service of legal process.

Section 15.  CLAIMS PROCEDURE.

         A Participant (or Beneficiary) who does not receive a distribution of benefits to which he believes he is entitled may present a claim to the Company. The claim for benefits must be in writing and addressed to the Company. If the claim for benefits is denied, the Company shall notify the Participant (or Beneficiary) in writing within 90 days after the Company initially received the benefit claim. Any notice of a denial of benefits shall advise the Participant (or Beneficiary) of the basis for the denial, any additional material or information necessary for the Participant (or Beneficiary) to perfect his claim and the steps which the Participant (or Beneficiary) must take to have his claim for benefits reviewed.

         Each Participant (or Beneficiary) whose claim for benefits has been denied may file a written request for a review of his claim by the Company. The request for review must be filed by the Participant (or Beneficiary) within 60 days after he receives the written notice denying his claim. The decision of the Company will be made within 60 days after receipt of a request for review and shall be communicated in writing to the claimant. Such written notice shall set forth the basis for the Company's decision. If there are special circumstances (such as the need to hold a hearing) which require an extension of time for completing the review, the Company's decision shall be rendered not later than 120 days after receipt of a request for review.

         All decisions and interpretations of the Company under this Section 15 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

Section 16.  LIMITATION ON PARTICIPANTS' RIGHTS.

         A Participant's Capital Accumulation will be based solely upon his vested interest in his Accounts and will be paid only from the Trust Assets. The Company, the Committee or the Trustee shall not have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

         The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between the Company and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained in this Plan shall be deemed to give an Employee the right to be retained in the Service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee at any time.

Section 17.  FUTURE OF THE PLAN.

         The Company reserves the right to amend or terminate the Plan (in whole or in part) and the Trust Agreement at any time, by action of the Board of Directors. Neither amendment nor termination of the Plan shall retroactively reduce the vested rights of Participants or permit any part of the Trust Assets to be diverted to or used for any purpose other than for the exclusive benefit of the Participants (and their Beneficiaries).

         The Company specifically reserves the right to amend the Plan and the Trust Agreement retroactively in order to satisfy any applicable requirements of the Code and ERISA.

         The Company further reserves the right to terminate the Plan in the event of a determination by the Internal Revenue Service (after a timely Application for Determination is filed by the Company) that the Plan initially fails to satisfy the applicable requirements of Sections 401(a) of the Code. If such a determination is made, all Trust Assets shall (upon written direction of the Company) be returned to the Employer and the Plan shall terminate.

         If the Plan is terminated (or partially terminated), participation of Participants affected by the termination will end. If Employer Contributions are not replaced by contributions to a comparable plan which satisfies the requirements of Section 401(a) of the Code, the Accounts of only those Participants who are Employees on the effective date of the termination will become nonforfeitable as of that date. A complete discontinuance of Employer Contributions shall be deemed to be a termination of the Plan for this purpose. The Capital Accumulations of those Participants whose Service terminated prior to the effective date of Plan termination will continue to be determined pursuant to Section 10(a); and, to the extent that such Participants are not vested, the nonvested balances in their Accounts will become Forfeitures to be reallocated as of the effective date of Plan termination (even if they have not incurred a five-consecutive-year Break in Service).

         After termination of the Plan, the Trust will be maintained until the Capital Accumulations of all Participants have been distributed. Capital Accumulations may be distributed following termination of the Plan or distributions may be deferred as provided in Section 12, as the Company shall determine. In the event that Company Stock is sold (or otherwise disposed of) in connection with the termination of the Plan, all Capital Accumulations may be distributed in cash.

         In the event of the merger or consolidation of this Plan with another plan, or the transfer of Trust Assets (or liabilities) to another plan, the Account balances of each Participant immediately after such merger, consolidation or transfer must be at least as great as immediately before such merger, consolidation or transfer (as if the Plan had then terminated).

Section 18.  "TOP-HEAVY" CONTINGENCY PROVISIONS.

         (a) The provisions of this Section 18 are included in the Plan pursuant to Section 401(a)(10)(B)(ii) of the Code and shall become applicable only if the Plan becomes a "top-heavy plan" under Section 416(g) of the Code for any Plan Year.

         (b) The determination as to whether the Plan becomes "top-heavy" for any Plan Year shall be made as of the Allocation Date of the immediately preceding Plan Year by considering the Plan together with the 401(k) Plan. The Plan shall be "top-heavy" only if the total of the account balances under the Plan and the 401(k) Plan for "key employees" as of the determination date exceeds 60% of the total of the account balances for all Participants. For such purpose, account balances shall be computed and adjusted pursuant to Section 416(g) of the Code. "Key employees" shall be certain Participants (who are officers or shareholders of the Company) and Beneficiaries described in Section 416(i)(1) or (5) of the Code.

         (c) For any Plan Year in which the Plan is "top-heavy," each Participant who is an Employee on the Allocation Date (and who is not a "key employee") shall receive a minimum allocation of Employer Contributions and Forfeitures which is equal to the lesser of:

                  (1)      3% of his Compensation; or

                  (2) the same percentage of his Compensation as the allocation to the "key employee" for whom the percentage is the highest for that Plan Year. For this purpose, the allocation to a "key employee" shall include any Elective Deferral Contributions made on his behalf for the Plan Year to the 401(k) Plan.



Section 19.  GOVERNING LAW.

         The provisions of this Plan and the Trust Agreement shall be construed, administered and enforced in accordance with the laws of the State of Delaware, to the extent such laws are not superseded by ERISA.

Section 20.  EXECUTION.

         To record the amendment and restatement of the Plan, the Company has
caused it to be executed on this     day of             , 1999.
                                -----       ------------


                                        CALIFORNIA COMMUNITY
                                        BANCSHARES, INC.



                                         By
                                           ----------------------------